SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2007
(Date of report)

RESOLVE STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-29485	33-0850639
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

3235 Omni Drive
Cincinnati, OH 45245
(Address of Principal Executive Offices)

(800) 894-4250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. The Registrant’s Business and Operations

On December 19, 2006, Resolve Staffing, Inc. ("Registrant"), filed a Form 8-K/A reporting that the Registrant entered into a merger agreement with Employee Leasing Services, Inc. ("ELS"), a privately-held company located in Cincinnati, Ohio, and certain related entities (“Merger”). The December 19, 2006 Form 8-K/A disclosed all material terms and details of the Merger as well as the financial information required by Item 9.01 of this report filed on Form 8-K.

Certain exhibits were filed as a part of the December 19, 2006 Form 8-K/A, but other exhibits material to the Merger were inadvertently not included in the exhibits therein filed. The purpose of this Form 8-K/A is solely to amend the December 19, 2006 Form 8-K/A by filing as exhibits all other material contracts entered into by the Registrant or affiliated entities of the Registrant associated with the consummation of the Merger.

Except as herein amended as described above, the contents of the Registrant’s Form 8-K/A dated as of December 19, 2007 is set forth in full below the same as it was filed on said date.

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2006, Resolve Staffing, Inc. ("Registrant") entered into a merger agreement with Employee Leasing Services, Inc. ("ELS"), a privately-held company located in Cincinnati, Ohio, and certain related entities. Our Chief Executive Officer and Director, Ronald Heineman, is a principal shareholder of ELS and is also an officer and director of ELS. Pursuant to the Merger Agreement dated October 1, 2006, the Registrant acquired ELS, and certain related entities for a $10 million Promissory Note and 1,486,685 million shares of restricted common stock. In addition, certain notes due to ELS were transferred to the shareholders of ELS.

Headquartered in Cincinnati, Ohio, ELS (www.elshr.com) is a professional employer organization (PEO) managing a payroll of over 10,000 worksite employees in over 40 states with operation and service centers throughout the country. The merger of the Registrant and ELS will create a national human resource outsourcing provider.

Since its inception in 1989, ELS, has grown to over $250 million (non GAAP) in annual sales. Through this merger, the Registrant can provide human resource management services to help its clients tackle increased complexities associated with the employment aspect of their businesses. ELS organizes and maintains business’ employee needs with a wide range of services. By acting as a co-employer, ELS makes day-to-day business operations run smoother. The Company acts as a business partner that manages all human resource needs leaving its clients only the task of caring for the profitable side of their business. ELS gives its clients the freedom to focus on business instead of "administrative mayhem". While the client maintains control of its employees, ELS manages the "non-core" administrative human resource duties associated with being an employer and contractually assumes several employer risks and responsibilities. By undertaking these important activities, ELS saves its clients time and money. ELS’ team of highly professional human resource specialists provide clients with worry-free capability in the areas of benefits, payroll, safety plans, compliance and total human resource administration including 401K, Risk Management and TPA services, Unemployment Compensation Management and the latest human resource technology for companies and their employees. In addition to providing these valuable and diversified services, ELS also assists its clients to:

•	Design a Benefits Package that Attracts the Best Employees
•	Create a Safer Workplace and Lower Insurance Costs

•	Install a Fast, Accurate Payroll System
•	Build a Strong Regulatory Compliance Program

•	Establish a Comprehensive Reliable Employee Management System

Pursuant to the Merger Agreement, the Registrant agreed to:

•	Issue an aggregate of 1,486,685 shares of restricted common stock to ELS or the principal shareholders of ELS;
•	Issue a demand promissory note to the principle shareholders of ELS in the principal amount of $10,000,000; and

•	Transfer existing notes due to ELS, from the Registrant, to the principle shareholders of ELS.

The foregoing summarizes the Merger Agreements, which are attached as Exhibits 1.1 and 1.2 to this Form 8-K. Further, as amended, this Form 8-K/A summarizes all material agreements and ancillary documents associated with the Merger which were not filed as exhibits in the Registrant’s Form 8-K/A dated December 19, 2007

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2006, the Registrant entered into a Merger Agreement with ELS, Inc. See Item 1.01, "Entry into a Material Definitive Agreement," for a more detailed description, the nature of ELS' business, and the nature and amount of the consideration given in connection with the acquisition.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On October 1, 2006, the Registrant entered into a Merger Agreement with ELS, Inc. See Item 1.01, "Entry into a Material Definitive Agreement," for a more detailed description of the merger, the nature of ELS' business, and the nature and amount of consideration given in connection with the acquisition. A copy of the Notes created as part of the merger outlined in Item 1.01 are attached as Exhibits 2.1 and 2.2 to this Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

Effective October 1, 2006, the Registrant agreed to issue an aggregate of 1,486,685 shares of restricted common stock to ELS, Inc., or its principal shareholders, in connection with the acquisition. See Item 1.01, "Entry into a Material Definitive Agreement" for addition details.

Effective October 1, 2006, the Registrant also agreed to issue 1,000,000 shares of restricted common stock to certain accredited investors, for an aggregate consideration of $1,500,000. In addition, the investors received a warrant to purchase additional shares of common stock at $2.00 and a warrant to purchase additional shares of common stock at $3.00. A copy of the Stock Purchase and Warrant Agreements are attached as Exhibits 3.2 and 3.3 to this Form 8-K. The shares of common stock acquired by these investors, including the warrant shares, have registration rights associated with them, whereby the Registrant has committed to use its best efforts to prepare and file a registration statement with the Commission registering the shares for resale, within 30 days from the date of acquisition of the shares.

These shares were issued in transactions that are exempt from registration under the Securities Act of 1933 ("Act"), pursuant to §4(2) of the Act and/or Regulation D promulgated under the Act, as well as comparable state securities laws, and the shares are deemed to be "restricted securities" as defined in Rule 144 promulgated under the Act and bear a restrictive legend as required by the Act.

Item 8.01 Other Events.

On October 2, 2006, Resolve Staffing, Inc. issued a news release announcing the above mentioned merger with ELS. A copy of the Company’s news release is included as Exhibit 99.1 in this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of ELS for the years ended December 31, 2005, 2004, and 2003 as required by this Item 9.01 are as follows.

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

COMBINED FINANCIAL STATEMENTS
AND
SUPPLEMENTARY INFORMATION

FOR THE YEAR ENDED
DECEMBER 31, 2005
with

INDEPENDENT AUDITORS' REPORT

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C O N T E N T S

INDEPENDENT AUDITORS' REPORT

FINANCIAL STATEMENTS

Combined Balance Sheet

Combined Statement of Income

Combined Statement of Stockholders’ Equity

Combined Statement of Cash Flows

Notes to Combined Financial Statements

SUPPLEMENTARY INFORMATION SCHEDULE

Independent Auditors’ Report on Supplementary Information

Combined Statement of Income (Non-GAAP using Gross Revenues)

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Rippee & Kingston CO PCS
Certified Public Accountants & Consultants
Rookwood Building
1007 Celestial Street
Cincinnati, Ohio 45202-1696
(513) 241-1375
Fax: (513) 241-7843

To the Stockholders
Employee Leasing Services, Inc.
and Affiliated Companies

Independent Auditors' Report

We have audited the accompanying combined balance sheet of Employee Leasing Services, Inc. and Affiliated Companies as of December 31, 2005, and the related combined statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Employee Leasing Services, Inc. and Affiliated Companies as of December 31, 2005, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    The Company has material balances and transactions with related parties as more fully described in Notes 2 and 7.

/s/ Rippe & Kingston CO PCS
March 22, 2006

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED BALANCE SHEET
December 31, 2005

ASSETS
CURRENT ASSETS:
Cash	$1,740,481
Accounts receivable - trade, less allowance for doubtful accounts of $3,000	553,540
Workers' compensation insurance refunds receivable	407,961
Prepaid expenses	110,660
Total current assets	2,812,642

PROPERTY AND EQUIPMENT, at cost:
Office equipment	328,691
Computer hardware and software	133,324
Leasehold improvements	216,292
678,307
Less accumulated depreciation	(461,635)
Net property and equipment	216,672

ADVANCES AND NOTES RECEIVABLE - RELATED PARTIES	7,712,668

DEPOSITS AND OTHER ASSETS:
Workers' compensation insurance deposits	864,688
Other assets	173,775
Total deposits and other assets	1,038,463
$11,780,445

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and customer deposits	$734,806
Accrued withholdings and payroll liabilities	2,274,713
Accrued workers' compensation insurance	3,718,178
Workers' compensation insurance policy reserves	1,473,062
Total current liabilities	8,200,759

DEFERRED GAIN ON SALE OF STAFFING COMPANIES	1,051,235

STOCKHOLDERS’ EQUITY:
Common stock, no par value, 750 shares authorized,
160 shares issued and outstanding	5,810
Paid-in capital	192,496
Retained earnings	2,330,145
Total stockholders’ equity	2,528,451
$11,780,445
The accompanying notes are an integral part of the financial statements

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF INCOME
For The Year Ended December 31, 2005

REVENUES	$39,035,112

COST OF REVENUES	29,003,164
Gross profit	10,031,948

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,428,209
Operating income	4,603,739

OTHER EXPENSE	(60,461)

Net income	$4,543,278

The accompanying notes are an integral part of the financial statements

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF STOCKHOLDERS’ EQUITY
For The Year Ended December 31, 2005

	Common Stock
	Shares		Paid-In-	Retained
	Outstanding	Amount	Capital	Earnings	Total

BALANCE, December 31, 2004	160	$5,810	$127,496	($793,336)	($660,030)

Additional paid in capital	-	-	65,000	-	65,000
S-corporation distributions	-	-	-	(1,419,797)	(1,419,797)
Net income	-	-	-	4,543,278	4,543,278

BALANCE, December 31, 2005	160	$5,810	$192,496	$2,330,145	$2,528,451

The accompanying notes are an integral part of the financial statements

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF CASH FLOWS
For The Year Ended December 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,543,278
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	83,929
Change in assets - (increase) decrease:
Accounts receivable - trade	(307,582)
Workers' compensation insurance refunds receivable	18,657
Prepaid expenses	(26,708)
Workers' compensation insurance deposits	(864,688)
Other assets	124,224
Change in liabilities - increase (decrease):
Accounts payable and customer deposits	340,435
Accrued withholdings and payroll liabilities	389,127
Accrued workers' compensation insurance	1,616,721
Workers' compensation insurance policy reserves	1,473,062
Net cash provided by operating activities	7,390,455

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(27,281)
Loans to related parties	(4,332,191)
Net cash used in investing activities	(4,359,472)

CASH FLOWS FROM FINANCING ACTIVITIES:
Additional paid in capital	65,000
S-corporation distributions	(1,419,797)
Net cash used in financing activities	(1,354,797)
Net increase in cash	1,676,186

CASH:
Beginning of year	64,295

End of year	$1,740,481

The accompanying notes are an integral part of the financial statements

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF CASH FLOWS (CONTINUED)
For The Year Ended December 31, 2005

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$58,493

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
As disclosed in Note 7, the company sold the common stock of four staffing companies in a non-cash transaction as follows:

Proceeds from sale (note receivable and restricted securities)	$1,630,000
Less cost basis of net assets sold:
Assets	(1,969,683)
Liabilities	1,390,918
(578,765)
Deferred gain on sale of staffing companies	$1,051,235

The company distributed $125,000 of restricted securities to stockholders during the year ended December 31, 2005

The accompanying notes are an integral part of the financial statements

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EMPLOYEE LEASING SERVICES, INC.

AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation - The combined financial statements of Employee Leasing Services, Inc. includes the following entities that are under common control: Employee Leasing Services, Inc., ELS Personnel Services, Inc., The Rockmor Group, Inc., Premier HR Services, Inc., Integrated Payroll Solutions, Inc., Foxstar, Inc., Luxor Solutions, Inc., Streamline Management, Inc., Mandalay Services, Inc., Rio Services, Inc., Imperial Human Resources, Inc., ELS Outsource, Inc., ELS Advantage, Inc., ELS Employer Services, Inc., ELS Administrative Services, LLC, ELS Human Resources, Inc., ELS, Inc., ELS of Dayton Premier Business Solutions, LLC, Diversified Support Systems, LLC and ELS HR Solutions, Inc.. Collectively, these entities are referred to as “the Company.” All inter-company balances and transactions have been eliminated.

Nature of Business - The Company is a professional employer organization (PEO) providing a variety of personnel management services, including human resources, payroll, employer payroll taxes and benefits administration as well as health and workers’ compensation insurance programs. Services are provided to a diversified group of customers throughout the United States. As of December 31, 2005, the Company served approximately 560 clients located in 43 states with approximately 10,200 active client employees. Approximately 55% of revenues are derived from clients within the state of Ohio. The Company is headquartered in Cincinnati, Ohio with its main processing center located in Shelby Township, Michigan.

The company provides its services by entering into a co-employment relationship with its clients, under which the Company and its clients each take responsibility for certain portions of the employer-employee relationship. The Company and its clients designate each party’s responsibilities through its client services agreements, under which the Company becomes the employer of its worksite employees for most administrative and regulatory purposes. As a co-employer of its worksite employees, the Company assumes most of the rights and obligations associated with being an employer. The Company enters into an employment agreement with each worksite employee, thereby maintaining a variety of employer rights, including the right to hire or terminate employees, the right to evaluate employee qualifications or performance and the right to establish employee compensation levels. Typically, the Company only exercises these rights in consultation with its clients or when necessary to ensure regulatory compliance. The

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

responsibilities associated with the Company’s role as employer include the following obligations with regard to its worksite employees: (1) to compensate its worksite employees through wages and salaries, (2) to pay the employer portion of payroll-related taxes, (3) to withhold and remit (where applicable) the employee portion of payroll-related taxes, (4) to provide employee benefit programs, and (5) to provide workers’ compensation insurance coverage.

        In addition to its assumption of employer status for its worksite employees, the Company’s services also include other  human resource functions for its clients.

Reportable Segments - The Company operates in one reportable segment under Statement of Financial Accounting Standards Board (FASB) Statement No. 131, “Disclosure about Segments of Enterprise and Related Information.”

Revenue Recognition - The Company recognizes revenues when each periodic payroll is delivered to the client. Revenues are reported in accordance with the requirements of FASB Emerging Issues Task Force Issue No. 99-19, “Reporting Revenues Gross as a Principal Versus Net as an Agent.” Consistent with its revenue recognition policy, the Company’s net revenues and cost of revenues do not include the payroll cost of its worksite employees. Instead, revenues and cost of revenues are comprised of all other costs related to its worksite employees, such as payroll taxes, employee benefit plan premiums and workers’ compensation insurance. Payroll taxes consist of the employer’s portion of Social Security and Medicare taxes, federal unemployment taxes and state unemployment taxes. Revenues also include professional service fees, which are primarily computed as a percentage of client payroll or on a per check basis.

Workers’ Compensation Insurance - Worksite employees in the state of Ohio are part of the state sponsored workers’ compensation insurance program. Accruals for Ohio workers’ compensation expense are recorded based on actual rates provided by the state.

The Company maintains high deductible workers’ compensation coverage for most other work site employees in states other than Ohio. Accruals for high deductible workers’ compensation expense are made based upon the Company’s claims experience and analysis by the Company’s third party administrator, utilizing the Company’s historic loss information. As such, a majority of the Company’s recorded expense for workers’ compensation is management’s best estimate. Management believes that the amount accrued is adequate to

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

cover all known and unreported claims at December 31, 2005. However, if the actual costs of such claims and related expenses exceed the amount estimated, additional reserves may be required, which could have a material negative effect on operating results.

Health Benefits - Claims incurred under health benefit plans are expensed as incurred according to the terms of the contract. Liability reserves are established for the benefit claims reported but not yet paid and claims that have been incurred but not yet reported.

Property and Equipment - Property and equipment are stated at cost. The cost of significant additions and betterments is capitalized; maintenance and repairs are charged to expense as incurred. Depreciation is provided on property and equipment using both straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

Office equipment5 - 7 years
Computer hardware & software3 - 5 years
Leasehold improvements15 - 39 years

When property and equipment are retired or otherwise disposed, the cost and related accumulated depreciation are removed and any resulting gain or loss is reflected in the statement of income for the period.

Income Taxes - The Company has elected to pass through its federal and state taxable income to its stockholders (an S-corporation election under the Internal Revenue Code). As a result, there is no provision for federal and state income taxes in the Company’s financial statements. The Company makes distributions to the stockholders for them to use in paying income taxes attributable to the Company's taxable income.

The Company is subject to certain local income taxes as certain local taxing authorities do not recognize S-corporation status as permitted by the Internal Revenue Code. In applicable situations, the Company provides for local income taxes at appropriate rates. Local income tax expense of $28,938 for the year ended December 31, 2005 is included in the statement of income within selling, general and administrative expenses.

Accounts Receivable - The Company does not typically extend credit to its customers. In certain situations, however, credit is extended on a secured basis. Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables. Management determines the allowance for doubtful accounts by regularly evaluating individual

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible Recoveries of accounts receivable previously written off are recorded when received. An allowance for doubtful accounts in the amount of $3,000 was recorded at December 31, 2005.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company provides for workers’ compensation, health care insurance and unemployment taxes related to its employees. A deterioration in claims experience could result in increased costs to the Company in the future. The Company records an estimate of any existing liabilities under these programs at the balance sheet date. The Company’s future costs could also increase if there are any material changes in government regulations related to employment law or employee benefits.

Concentrations of Credit Risk - The Company had cash deposits in excess of federally insured limits with a bank of approximately $2,707,000 at December 31, 2005.

Sales and Marketing Commissions and Client Referral Fees - Sales and marketing commissions and client referral fees of $884,054 for the year ended December 31, 2005 are charged to operations as incurred.

2. RELATED PARTY TRANSACTIONS

Note Receivable - Related Party - On December 8, 2003, the Company entered into a non-interest bearing short-term credit agreement with Resolve Staffing, Inc. that provides for borrowings up to $200,000. Resolve Staffing, Inc. is a company in which Ronald Heineman is the Chief Executive Officer and director. The underlying promissory note is secured by 400,000 shares of common stock that were released to an escrow agent, but not issued for accounting or reporting purposes. Balances due under the credit agreement were originally due May 8, 2004.

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

2. RELATED PARTY TRANSACTIONS (Continued)

During March 2006, the agreement was amended to allow unlimited maximum borrowings with a maturity date of March 31, 2007. The note bears interest at 3 percent per annum and is payable monthly. If the Company becomes delinquent on the interest payments by more than 90 days, the Company has the option to call the note and make it due immediately. $5,876,269 was outstanding under this note as of December 31, 2005.

Loan Guarantees - The line of credit described in Note 4 below is guaranteed by Resolve. Resolve has a line of credit providing for maximum borrowings of $4,000,000 and various term notes with a bank that are guaranteed by the Company. Borrowings under the Resolve line of credit and term notes were $2,445,708 and $3,648,100, respectively, at December 31, 2005.

Related Party Lease - The Company leases its Cincinnati facility from W.H. 2, LLC (WH2), a limited liability company owned by stockholders of the company under an operating lease expiring during July 2009. Rent expense under this lease was $49,200 for the year ended December 31, 2005. Future minimum annual rentals under this operating lease are presented in Note 5.

Management Fees - Company personnel perform various management functions on behalf of the above mentioned related parties and other limited liability companies either wholly or partially owned by certain stockholders of the Company. Certain administrative costs are allocated to related parties under common management at the discretion of management. The company allocated $264,566 of administrative costs to Resolve for the year ended December 31, 2005. The Company also makes various working capital advances to related parties.

Advances Receivable - Advances receivable from related parties at December 31, 2005 include:

Resolve -$848,239
Other -     988,160
            $1,836,399

3. WORKERS’ COMPENSATION INSURANCE

The Company maintains a high deductible insurance policy with respect to workers’ compensation coverage for its worksite employees who are not employed in the State of Ohio. The Company has provided a total of $1,473,062 at December 31, 2005 as the estimated liability for unsettled workers’ compensation claims. The estimated liability for unsettled workers’

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

3. WORKERS’ COMPENSATION INSURANCE (Continued)

compensation claims represents management’s best estimate, which includes, in part, an evaluation of information provided by the Company’s third-party administrators for workers’ compensation claims to estimate the total future costs of all claims, including potential future adverse loss development. Included in this claim liability are case reserve estimates for reported losses, plus additional amounts based on projections for incurred but not reported claims, anticipated increases in case reserve estimates and additional claim related administration expenses. These estimates are continually reviewed and adjustments to liabilities are reflected in current operating results as they become known. The Company believes that the difference between amounts recorded for its estimated liabilities and the possible range of costs to settle related claims is not material to results of operations; nevertheless, it is reasonably possible that adjustments required in future periods may be material to the results of operations.

During 2005, the Company’s primary high deductible workers’ compensation insurance policy was provided by Providence Property and Casualty Insurance Company of Frisco, Texas. Under this policy, the Company’s deductible in most cases equals $500,000 per occurrence and covers most of its worksite employees who are not employed in the state of Ohio (except California which are not covered under the policy.) The Company regularly evaluates the financial capacity of its insurers to assess the recoverability of any potential insurance receivables.

4. LINE OF CREDIT

The Company has a revolving line of credit with a bank that provides for maximum borrowings up to $3,551,038 and expires on January 1, 2007. Borrowings under this line of credit accrue interest at the bank's prime rate (7.25% at December 31, 2005). Interest payments are due monthly. No borrowings were outstanding under this line of credit at December 31, 2005. The line of credit is secured by substantially all of the Company's assets and guaranteed by two of the Company’s stockholders and Resolve.

The line of credit requires the maintenance of the fixed charge coverage ratio in excess of a defined limit.

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

5. OPERATING LEASES

The Company leases a building in Michigan under an operating lease that requires payments of $4,885 a month through May 2006. The Company has an option to renew the lease for an additional three years. The Company also leases various office and computer equipment under operating leases that require quarterly payments between $3,641 and $4,988 through March 2007. The Company also leases office space from a related party at $4,100 a month through July 2009.

Future minimum annual rentals under all operating lease agreements are as follows:

Year Ended December 31,	Total	Related Party	Other
2006	$108,142	$49,200	$58,942
2007	57,829	49,200	8,629
2008	49,200	49,200	-
2009	28,700	28,700	-
	$243,871	$176,300	$67,571

        Total rent expense for all operating leases was $278,686 for the year ended December 31, 2005.

6.	EMPLOYEE BENEFIT PLAN
   The Company and many of its clients’ employees participate in a multi-employer 401(k) retirement savings and plan covering substantially all employees who have completed one year of service and are at least 21 years of age. Participants may defer up to 50% of their annual base compensation up to the limits prescribed by the Internal Revenue Code (IRC).

The Company and its clients are required to match employee contributions $1.00 for every $1.00 contributed by the employee, up to a maximum of 3% and $.50 for every $1.00 contributed for the next 2% of the employee’s base compensation in accordance with the IRC safe harbor rules. The Company and its clients may also make discretionary matching and profit sharing contributions to the plan.

Total Company contributions and plan expenses paid by the Company were $69,245 for the year ended December 31, 2005.

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EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

7.	DEFERRED GAIN ON SALE OF STAFFING COMPANIES
On February 7, 2005, the Company sold the common stock and membership units of Five Star Staffing, Inc., Five Star Staffing (New York), Inc., American Staffing Services, Ltd. and E.L.S. Personnel Services, LLC to Resolve in exchange for 13,000,000 restricted shares of Resolve common stock and a note receivable in the amount of $1,500,000. Since the transaction was between related parties, the gain resulting from the sale in the amount of $1,051,235 has been recorded as a deferred gain on the combined balance sheet. This gain will be recognized as the related party note is collected.

8.	MAJOR CUSTOMERS
The Company has two clients who account for approximately 13% and 15% of gross revenues for the year ended December 31, 2005.

9.	MAJOR VENDOR
   Workers’ compensation paid to the State of Ohio Bureau of Workers’ Compensation constitute approximate 60% of workers’ compensation insurance cost of revenues. This is considered a major vendor relationship. Because the State of Ohio is a monopolistic state with regard to workers’ compensation insurance, there are no alternative sources for workers’ compensation insurance within the state. The Company believes that, by nature of rules afforded PEOs within the state, the risk from this relationship is primarily related to rates. The standard client agreement provides that the Company may, at its discretion, adjust the amount billed to clients to reflect changes in the Company’s direct costs. Also, the Company maintains the ability to remove clients from their policy and, due to having PEO status, the removal of the client from the policy will remove that client’s claims history from the Company policy. Any such rate changes or removals require a 30 day notice to the client. Regardless of the Company’s assertion, there is no assurance that the Company will be able to successfully pass through rate increases or successfully manage claims in the future.

10.	COMMITMENTS AND CONTINGENCIES
The Company is a defendant in various lawsuits and claims arising in the normal course of business. Management believes it has valid defenses in these cases and is defending them vigor-

Page - 19

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

10.	COMMITMENTS AND CONTINGENCIES (Continued)

ously. While the results of litigation cannot be predicted with certainty, management believes the final outcome of such litigation will not have a material adverse effect on the Company’s financial position or results of operations.

The Company maintains letters of credit of approximately $1,300,000 at December 31, 2005 to secure workers’ compensation policies in lieu of providing deposits. There were no draws on the letters of credit for the year ended December 31, 2005.

In accordance with the high deductible workers’ compensation policy, the Company is required to purchase $224,581 of the insurance company’s non-voting stock and make additional deposits in the amount of $135,312 during the year ending December 31, 2006.

11.	SUBSEQUENT EVENT
On February 22, 2006, the Company announced that it had reached a letter of intent (which has been filed with the Securities and Exchange Commission) to merge with Resolve Staffing, Inc., a national provider of human resource services, including the recruiting, training and placement of temporary, temporary-to-hire, or direct hire staffing.

12.	VARIABLE INTEREST ENTITY
As described in Note 2, the Company has loaned substantial amounts to Resolve Staffing, Inc., a company with common ownership and management. Because of the common control between the Company and Resolve, the amounts loaned to Resolve by the Company, and the guarantee of Resolve’s debt by the stockholders of the Company, the Company is exposed to the risk that it may be required to subsidize the losses of Resolve.

While Resolve is considered a variable interest entity, Employee Leasing Services, Inc. is not considered the primary beneficiary. Therefore, the financial statements of Resolve are not consolidated with Employee Leasing Services, Inc. At December 31, 2005, the assets of Resolve totaled approximately $15,200,000 (including goodwill of approximately $6,700,000) and liabilities totaled approximately $15,400,000 (including bank debt of approximately $6,200,000 and advances and notes payable to the Company of approximately $6,700,000.) The maximum exposure for the Company would be the carrying amount of the bank debt and the advances and notes payable of Resolve.

Page - 20

SUPPLEMENTARY INFORMATION

Rippee & Kingston CO PCS
Certified Public Accountants & Consultants
Rookwood Building
1007 Celestial Street
Cincinnati, Ohio 45202-1696
(513) 241-1375
Fax: (513) 241-7843

To the Stockholders
Employee Leasing Services, Inc.
and Affiliated Companies

Independent Auditors' Report
on Supplementary Information

Our report on our audit of the basic financial statements of Employee Leasing Services, Inc. and Affiliated Companies for 2005 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. As disclosed in Note 1 to the financial statements, the Company prepares its combined statement of income using revenues and cost of revenues net of employee payroll costs. The accompanying statement of income was prepared for purposes of additional analysis using gross revenues and gross cost of revenues, which is not in accordance with accounting principles generally accepted in the United States of America and is not a required part of the basic financial statements. The adjustments made in preparing the supplementary information was not subjected to the audit procedures as part of the audit of the basic financial statements and, accordingly, we express no opinion on the additional financial statement. The accompanying additional financial statement is not intended to present the Company’s results of operations.

/s/ Rippe & Kingston CO PCS

March 22, 2006

Page - 21

Schedule 1

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES
COMBINED STATEMENT OF INCOME
(Non-GAAP Using gross Revenues)
For the Year Ended December 31, 2005

REVENUES	$207,376,144

COST OF REVENUES	197,344,196
Gross profit	10,031,948

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,428,209
Operating income	4,603,739

OTHER EXPENSE	(60,461)

Net income	$4,543,278

See Independent Auditors Report

Page - 22

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

COMBINED FINANCIAL STATEMENTS
AND
SUPPLEMENTARY INFORMATION

FOR THE YEAR ENDED
DECEMBER 31, 2004
with

INDEPENDENT AUDITORS' REPORT

Page - 23

C O N T E N T S

INDEPENDENT AUDITORS' REPORT

FINANCIAL STATEMENTS

Combined Balance Sheet

Combined Statement of Income

Combined Statement of Stockholders’ Deficit

Combined Statement of Cash Flows

Notes to Combined Financial Statements

SUPPLEMENTARY INFORMATION SCHEDULE

Independent Auditors’ Report on Supplementary Information

Combined Statement of Income (Non-G.A.A.P. Using Gross Revenues)

Page - 24

Rippee & Kingston CO PCS
Certified Public Accountants & Consultants
Rookwood Building
1007 Celestial Street
Cincinnati, Ohio 45202-1696
(513) 241-1375
Fax: (513) 241-7843

To the Stockholders
Employee Leasing Services, Inc.
and Affiliated Companies

Independent Auditors' Report

We have audited the accompanying combined balance sheet of Employee Leasing Services, Inc. and Affiliated Companies as of December 31, 2004, and the related combined statements of income, stockholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Employee Leasing Services, Inc. and Affiliated Companies as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Company has material balances and transactions with related parties as more fully described in Notes 2 and 7.

/s/ Rippe & Kingston CO PCS

April 25, 2006

Page - 25

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED BALANCE SHEET
December 31, 2004
ASSETS
CURRENT ASSETS:
Cash	$64,295
Accounts receivable - trade	1,318,156
Workers' compensation insurance refunds receivable	426,618
Prepaid expenses	83,952
Total current assets	1,893,021

PROPERTY AND EQUIPMENT, at cost:
Office equipment	591,682
Computer hardware and software	110,923
Leasehold improvements	260,718
963,323
Less accumulated depreciation	(537,528)
Net property and equipment	425,795

ADVANCES RECEIVABLE - RELATED PARTIES	1,262,676

OTHER ASSETS:
Goodwill	547,690
Deposits and other assets	132,584
Total other assets	680,274
$4,261,766

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Line of credit	$400,000
Accounts payable and customer deposits	356,626
Accrued withholdings and payroll liabilities	1,837,039
Accrued workers' compensation insurance	1,852,568
Current portion of long-term debt	89,219
Total current liabilities	4,535,452

LONG-TERM DEBT, less current portion	386,344

STOCKHOLDERS’ DEFICIT:
Common stock, no par value, 750 shares authorized,
160 shares issued and outstanding	5,810
Paid-in capital	127,496
Retained deficit	(793,336)
Total stockholders’ deficit	(660,030)
$4,261,766
The accompanying notes are an integral part of the financial statements

Page - 26

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF INCOME
For the Year Ended December 31, 2004

REVENUES	$35,114,470

COST OF REVENUES	27,908,858
Gross profit	7,205,612

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,314,973
Operating income	1,890,639

OTHER EXPENSE	(202,377)

Net income	$1,688,262

The accompanying notes are an integral part of the financial statements

Page - 27

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF STOCKHOLDERS’ EQUITY
For the Year Ended December 31, 2004

	Common Stock
	Shares		Paid-In-	Retained
	Outstanding	Amount	Capital	Deficit	Total

BALANCE, December 31, 2003	160	$5,810	$127,496	($1,876,370)	($1,743,064)

S-corporation distributions	-	-	-	(605,228)	(605,228)
Net income	-	-	-	1,688,262	1,688,262

BALANCE, December 31, 2004	160	$5,810	$127,496	($793,336)	($660,030)

The accompanying notes are an integral part of the financial statements

Page - 28

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,688,262
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	80,499
Change in assets - (increase) decrease:
Accounts receivable - trade	(1,275,132)
Workers' compensation insurance refunds receivable	(426,618)
Prepaid expenses	(63,408)
Other assets	(89,204)
Change in liabilities - increase (decrease):
Accounts payable and customer deposits	55,987
Accrued withholdings and payroll liabilities	484,553
Accrued workers' compensation insurance	1,484,938
Net cash provided by operating activities	1,939,877

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(369,836)
Acquisition of staffing companies	(832,200)
Loans to related parties	(1,493,500)
Net cash used in investing activities	(2,695,536)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings on line of credit	400,000
Borrowings on long-term debt	(24,437)
Payments on long-term debt	500,000
S-corporation distributions	(605,228)
Net cash provided by financing activities	270,335
Net decrease in cash	(485,324)

CASH:
Beginning of year	549,619

End of year	$64,295

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$44,770

The accompanying notes are an integral part of the financial statements

Page - 29

EMPLOYEE LEASING SERVICES, INC.

AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization, Basis of Presentation and Principles of Consolidation - The combined financial statements include the consolidated financial statements of Employee Leasing Services, Inc. and its subsidiaries in addition to the financial statements of the following entities (which have been combined because the entities are under common control): Employee Leasing Services, Inc., ELS Personnel Services, Inc., The Rockmor Group, Inc., Premier HR Services, Inc., Integrated Payroll Solutions, Inc., Foxstar, Inc., Luxor Solutions, Inc., Streamline Management, Inc., Mandalay Services, Inc., Rio Services, Inc., Imperial Human Resources, Inc., ELS Outsource, Inc., ELS Advantage, Inc., ELS Employer Services, Inc., ELS Administrative Services, LLC, ELS Human Resources, Inc., ELS, Inc., ELS of Dayton Premier Business Solutions, LLC, Diversified Support Systems, LLC and ELS HR Solutions, Inc.. Collectively, these entities are referred to as “the Company.” Employee Leasing Services, Inc. owns 100% of the ownership interests of Five Star Staffing, Inc., Five Star Staffing (New York), Inc. and American Staffing Resources, LTD. (the Staffing Subsidiaries). The consolidated financial statements include the accounts of the Staffing Subsidiaries from the date of acquisition (as described in Note 3) through December 31, 2004. All inter-company and inter-affiliate balances and transactions have been eliminated.

Nature of Business - The Company’s primary operation is as a professional employer organization (PEO) providing a variety of personnel management services, including human resources, payroll, employer payroll taxes and benefits administration as well as health and workers’ compensation insurance programs. PEO services are provided to a diversified group of customers throughout the United States. As of December 31, 2004, the Company served approximately 350 clients located in 43 states with approximately 6,100 active client employees. Approximately 55% of revenues are derived from clients within the state of Ohio. The Company’s PEO operations are headquartered in Cincinnati, Ohio with its main processing center located in Shelby Township, Michigan.

The Company provides its PEO services by entering into a co-employment relationship with its clients, under which the Company and its clients each take responsibility for certain portions of the employer-employee relationship. The Company and its clients designate each party’s responsibilities through its client services agreements, under which the Company becomes the employer of its worksite employees for most administrative and regulatory purposes. As a co-

Page - 30

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

employer of its worksite employees, the Company assumes most of the rights and obligations associated with being an employer. The Company enters into an employment agreement with each worksite employee, thereby maintaining a variety of employer rights, including the right to hire or terminate employees, the right to evaluate employee qualifications or performance and the right to establish employee compensation levels. Typically, the Company only exercises these rights in consultation with its clients or when necessary to ensure regulatory compliance. The responsibilities associated with the Company’s role as employer include the following obligations with regard to its worksite employees: (1) to compensate its worksite employees through wages and salaries, (2) to pay the employer portion of payroll-related taxes, (3) to withhold and remit (where applicable) the employee portion of payroll-related taxes, (4) to provide employee benefit programs, and (5) to provide workers’ compensation insurance coverage.

The Company is also engaged in providing temporary staffing to customers throughout Florida, New York and Ohio. Revenues of the Company‘s staffing operations represented approximately 12% of combined revenues. Total assets of the staffing operations represented approximately 10% of combined total assets.

Reportable Segments - The Company operates in two reportable segments under Statement of Financial Accounting Standards Board (FASB) Statement No. 131, “Disclosure about Segments of Enterprise and Related Information.”

Revenue Recognition - The Company recognizes revenues from its PEO services when each periodic payroll is delivered to the client. Revenues are reported in accordance with the requirements of FASB Emerging Issues Task Force Issue No. 99-19, “Reporting Revenues Gross as a Principal Versus Net as an Agent.” Consistent with its revenue recognition policy, the Company’s net revenues and cost of revenues do not include the payroll cost of its worksite employees. Instead, revenues and cost of revenues are comprised of all other costs related to its worksite employees, such as payroll taxes, employee benefit plan premiums and workers’ compensation insurance. Payroll taxes consist of the employer’s portion of Social Security and Medicare taxes, federal unemployment taxes and state unemployment taxes. Revenues also include professional service fees, which are primarily computed as a percentage of client payroll or on a per check basis.

Page - 31

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company recognizes revenues from its staffing services when services are performed on a weekly basis.

Workers’ Compensation Insurance - Worksite employees in the state of Ohio are part of the state sponsored workers’ compensation insurance program. Accruals for Ohio workers’ compensation expense are recorded based on actual rates provided by the state.

The Company also maintains workers’ compensation coverage for other worksite employees in states other than Ohio. Accruals for most non-Ohio workers’ compensation expense are recorded based on actual rates provided under the related market policies. The Company also maintains high deductible workers’ compensation coverage for certain worksite employees in Illinois, Indiana and Missouri, as described in Note 4.

The Company regularly evaluates the financial capacity of its insurers to assess the recoverability of any potential insurance receivables.

Health Benefits - Claims incurred under health benefit plans are expensed as incurred according to the terms of the contract. Liability reserves are established for the benefit claims reported but not yet paid and claims that have been incurred but not yet reported.

Property and Equipment - Property and equipment are stated at cost. The cost of significant additions and betterments is capitalized; maintenance and repairs are charged to expense as incurred. Depreciation is provided on property and equipment using both straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

Office equipment                    5 - 7 years
Computer hardware and software         3 - 5 years
Leasehold improvements          15 - 39 years

When property and equipment are retired or otherwise disposed, the cost and related accumulated depreciation are removed and any resulting gain or loss is reflected in the statement of income for the period.

Goodwill - As discussed in Note 3, the Company purchased the ownership interests of Five Star Staffing, Inc., Five Star Staffing (New York), Inc. and American Staffing Resources, LTD. during 2004. The acquisitions were accounted for using the purchase method of accounting in accordance with FASB Statement No. 141, Business Combinations. The cost in excess of net assets purchased was recorded as an asset (entitled “Goodwill”) by the Company.

Page - 32

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company does not amortize the goodwill balance, but reviews annually (or more frequently if impairment indicators arise) for impairment under a two-step impairment test in accordance with FASB Statement No. 142, Accounting for Goodwill and Other Intangible Assets. The first step is to compare the carrying amount of the reporting unit’s assets to the fair value of the reporting unit. If the carrying amount exceeds the fair value, then the second step is required to be completed, which involves the fair value of the reporting unit being allocated to each asset and liability with the excess being implied goodwill. The impairment loss is the amount by which the recorded goodwill exceeds the implied goodwill. No impairment loss was recognized for the year ended December 31, 2004.

Income Taxes - The Company has elected to pass through its federal and state taxable income to its stockholders (an S-corporation election under the Internal Revenue Code). As a result, there is no provision for federal and state income taxes in the Company’s financial statements. The Company makes distributions to the stockholders for them to use in paying income taxes attributable to the Company's taxable income.

The Company is subject to certain local income taxes as certain local taxing authorities do not recognize S-corporation status as permitted by the Internal Revenue Code. In applicable situations, the Company provides for local income taxes at appropriate rates. Local income tax expense of $68,341 for the year ended December 31, 2004 is included in the statement of income within selling, general and administrative expenses.

Accounts Receivable - The Company regularly extends credit to its staffing customers but does not typically extend credit to its PEO customers. In certain situations, however, credit is extended to its PEO customers on a secured basis. Accounts receivable are carried at original invoice amount less an estimate made for uncollectible receivables. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. No allowance for doubtful accounts was recorded at December 31, 2004.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the

Page - 33

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company provides for workers’ compensation, health care insurance and unemployment taxes related to its employees. A deterioration in claims experience could result in increased costs to the Company in the future. The Company records an estimate of any existing liabilities under these programs at the balance sheet date. The Company’s future costs could also increase if there are any material changes in government regulations related to employment law or employee benefits.

Concentrations of Credit Risk - The Company had cash deposits in excess of federally insured limits with a bank of approximately $1,374,000 at December 31, 2004.

Sales and Marketing Commissions and Client Referral Fees - Sales and marketing commissions and client referral fees of approximately $784,000 for the year ended December 31, 2004 were charged to operations as incurred.

2. RELATED PARTY TRANSACTIONS

Note Receivable - Related Party - On December 8, 2003, the Company entered into a non-interest bearing short-term credit agreement with Resolve Staffing, Inc. (Resolve) that provided for borrowings up to $200,000. Ronald Heineman is the Chief Executive Officer and a director of Resolve and the Company. The underlying promissory note is secured by 400,000 shares of common stock that were released to an escrow agent, but not issued for accounting or reporting purposes. Balances due under the credit agreement were originally due May 8, 2004. No amounts were outstanding under this note as of December 31, 2004.

Related Party Lease - The Company leases its Cincinnati facility from W.H. 2, LLC (WH2), a limited liability company owned by stockholders of the Company under an operating lease expiring during July 2009. Rent expense under this lease was $20,500 for the year ended December 31, 2004. Future minimum annual rentals under this operating lease are presented in Note 7.

Management Fees - Company personnel perform various management functions on behalf of the above mentioned related parties and other limited liability companies either wholly or partially

Page - 34

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

2. RELATED PARTY TRANSACTIONS (Continued)

owned by certain stockholders of the Company. Certain administrative costs are allocated to related parties under common management at the discretion of management. The Company allocated $331,532 of administrative costs to related parties for the year ended December 31, 2004.

Advances Receivable - Related Parties - The Company also makes various working capital advances to related parties. Advances receivable from related parties at December 31, 2004 include:

Resolve      $51,223
  Other                       1,211,453
         $1,262,676

3. ACQUISITION OF STAFFING COMPANIES

On August 25, 2004, the Company purchased 100% of the common stock of Five Star Staffing, Inc. (a Florida Corporation) for $555,000 in cash.

On November 4, 2004, the Company purchased 100% of the common stock of Five Star Staffing (New York), Inc. for $227,200 in cash.

On November 22, 2004, the Company purchased 100% of the membership units of American Staffing Resources, LTD. (an Ohio Limited Liability Company) for $50,000 in cash.

The aggregate amount assigned to goodwill from these three acquisitions was $547,690.

4. WORKERS’ COMPENSATION INSURANCE

The Company maintains a $100,000 deductible insurance policy with respect to workers’ compensation coverage for its worksite employees who are employed in Illinois, Indiana and Missouri through an insurance carrier in Indianapolis, Indiana. The Company did not accrue for estimated unsettled workers’ compensation claims at December 31, 2004 due to the short duration of the policy. The Company also believed that the possible range of costs to settle related claims was not material to results of operations; nevertheless, it is reasonably possible that adjustments required in future periods may be material to the results of operations.

Page - 35

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

5.	LINE OF CREDIT
The Company has a revolving line of credit with a bank that provides for maximum borrowings up to $400,000 and expires on September 1, 2005. Borrowings under this line of credit accrue interest at the bank's prime rate (5.25% at December 31, 2004). Interest payments are due monthly. Borrowings of $400,000 were outstanding under this line of credit at December 31, 2004. The line of credit is secured by substantially all of the Company's assets and is guaranteed by two of the Company’s stockholders and Resolve.

6. LONG-TERM DEBT

Long-term debt consists of the following at December 31, 2004:

Term loan payable to a bank, due in monthly installments of $9,845 including interest at 6.6% per annum through September 1, 2009. The term loan is secured by substantially all of the Company’s assets.	475,563
Less current portion	(89,219)
$386,344
Principal amounts due annually under the long-term debt agreement are as follows:

Year Ended December 31,
2005	$89,219
2006	95,289
2007	101,772
2008	108,696
2009	80,587
$475,563
7. OPERATING LEASES

The Company leases a building in Michigan under an operating lease that requires payments of $4,885 a month through May 2006. The Company has an option to renew the lease for an additional three years. The Company also leases various office and computer equipment under operating leases that require quarterly payments between $3,641 and $4,988 through March 2007. The Company also leases office space from a related party at $4,100 a month through July 2009.

Page - 36

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

7. OPERATING LEASES (Continued)
Future minimum annual rentals under all operating lease agreements are as follows:

Year Ended December 31,	Total	Related Party	Other
2005	$274,290	$49,200	225,090
2006	108,142	49,200	$58,942
2007	57,829	49,200	8,629
2008	49,200	49,200	-
2009	28,700	28,700	-
	$518,161	$225,500	$292,661

    Total rent expense for all operating leases was $261,903 for the year ended December 31, 2004.

8.	EMPLOYEE BENEFIT PLAN
The Company and many of its clients’ employees participate in a multi-employer 401(k) retirement savings plan covering substantially all employees who have completed one year of service and are at least 21 years of age. Participants may defer up to 50% of their annual base compensation up to the limits prescribed by the Internal Revenue Code (IRC).

The Company and its clients are required to match employee contributions at the rate of $1.00 for every $1.00 contributed by the employee, up to a maximum of 3% and $.50 for every $1.00 contributed for the next 2% of the employee’s base compensation in accordance with the IRC safe harbor rules. The Company and its clients may also make discretionary matching and profit sharing contributions to the plan.

Total Company contributions and plan expenses paid by the Company were $44,377 for the year ended December 31, 2004.

9.	MAJOR CUSTOMER
The Company had a client who accounted for approximately 19% of gross revenues for the year ended December 31, 2004.

Page - 37

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

10.	MAJOR VENDOR
Workers’ compensation paid to the State of Ohio Bureau of Workers’ Compensation constitutes approximately 60% of workers’ compensation insurance cost of revenues. This is considered a major vendor relationship. Because the State of Ohio is a monopolistic state with regard to workers’ compensation insurance, there are no alternative sources for workers’ compensation insurance within the state. The Company believes that, by nature of rules afforded PEOs within the state, the risk from this relationship is primarily related to rates. The standard client agreement provides that the Company may, at its discretion, adjust the amount billed to clients to reflect changes in the Company’s direct costs. Also, the Company maintains the ability to remove clients from their policy and, due to having PEO status, the removal of the client from the policy will remove that client’s claims history from the Company policy. Any such rate changes or removals require a 30 day notice to the client. Regardless of the Company’s assertion, there is no assurance that the Company will be able to successfully pass through rate increases or successfully manage claims in the future.

11.	COMMITMENTS AND CONTINGENCIES
The Company is a defendant in various lawsuits and claims arising in the normal course of business. Management believes it has valid defenses in these cases and is defending them vigorously. While the results of litigation cannot be predicted with certainty, management believes the final outcome of such litigation will not have a material adverse effect on the Company’s financial position or results of operations.

The Company maintains letters of credit of approximately $1,050,000 at December 31, 2004 to secure workers’ compensation policies in lieu of providing deposits. There were no draws on the letters of credit for the year ended December 31, 2004.

12.	SUBSEQUENT EVENTS
On February 7, 2005, the Company sold the common stock and membership units of Five Star Staffing, Inc., Five Star Staffing (New York), Inc., American Staffing Services, Ltd. and E.L.S. Personnel Services, LLC to Resolve in exchange for 13,000,000 restricted shares of Resolve common stock and a note receivable in the amount of $1,500,000.

Page - 38

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2004

12.	SUBSEQUENT EVENTS (Continued)
On February 22, 2006, the Company announced that it had reached a letter of intent (which has been filed with the Securities and Exchange Commission) to merge with Resolve Staffing, Inc., a national provider of human resource services, including the recruiting, training, and placement of temporary, temporary-to-hire, or direct hire staffing.

Page - 39

SUPPLEMENTARY INFORMATION
Rippee & Kingston CO PCS
Certified Public Accountants & Consultants
Rookwood Building
1007 Celestial Street
Cincinnati, Ohio 45202-1696
(513) 241-1375
Fax: (513) 241-7843

To the Stockholders
Employee Leasing Services, Inc.
and Affiliated Companies

Independent Auditors' Report
on Supplementary Information

Our report on our audit of the basic financial statements of Employee Leasing Services, Inc. and Affiliated Companies for 2004 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. As disclosed in Note 1 to the financial statements, the Company prepares its combined statement of income using revenues and cost of revenues net of employee payroll costs. The accompanying combined statement of income was prepared for purposes of additional analysis using gross revenues and gross cost of revenues, which is not in accordance with accounting principles generally accepted in the United States of America and is not a required part of the basic financial statements. The adjustments made in preparing the supplementary information was not subjected to the audit procedures as part of the audit of the basic financial statements and, accordingly, we express no opinion on the additional financial statement. The accompanying additional financial statement is not intended to present the Company’s results of operations.

/s/ Rippe & Kingston CO PCS

April 25, 2006

Page - 40

Schedule 1

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES
COMBINED STATEMENT OF INCOME
(Non-GAAP Using gross Revenues)
For the Year Ended December 31, 2004

REVENUES	$187,769,807

COST OF REVENUES	180,564,195
Gross profit	7,205,612

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,314,973
Operating income	1,890,639

OTHER EXPENSE	(202,377)

Net income	$1,688,262

See Independent Auditors Report

Page - 41

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

COMBINED FINANCIAL STATEMENTS
AND
SUPPLEMENTARY INFORMATION

FOR THE YEAR ENDED
DECEMBER 31, 2003
with

INDEPENDENT AUDITORS' REPORT

Page - 42

C O N T E N T S

INDEPENDENT AUDITORS' REPORT

FINANCIAL STATEMENTS

Combined Balance Sheet

Combined Statement of Income

Combined Statement of Stockholders’ Deficit

Combined Statement of Cash Flows

Notes to Combined Financial Statements

SUPPLEMENTARY INFORMATION SCHEDULE

Independent Auditors’ Report on Supplementary Information

Combined Statement of Income (Non-G.A.A.P. Using Gross Revenues)       1

Page - 43

Rippee & Kingston CO PCS
Certified Public Accountants & Consultants
Rookwood Building
1007 Celestial Street
Cincinnati, Ohio 45202-1696
(513) 241-1375
Fax: (513) 241-7843
To the Stockholders
Employee Leasing Services, Inc.
and Affiliated Companies

Independent Auditors' Report

We have audited the accompanying combined balance sheet of Employee Leasing Services, Inc. and Affiliated Companies as of December 31, 2003, and the related combined statements of income, stockholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Employee Leasing Services, Inc. and Affiliated Companies as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Company has material balances and transactions with related parties as more fully described in Note 2.

/s/ Rippe & Kingston CO PCS

October 20, 2006

Page - 44

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED BALANCE SHEET
December 31, 2003

ASSETS
CURRENT ASSETS:
Cash	$549,619
Accounts receivable - trade	274,371
Prepaid expenses	20,544
Total current assets	844,534

PROPERTY AND EQUIPMENT:
Office equipment	278,595
Computer hardware and software	117,149
Leasehold improvements	29,043
424,787
Less accumulated depreciation	(288,329)
Net property and equipment	136,458

DEPOSITS AND OTHER ASSETS	43,380
$1,024,372

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable and other accrued liabilities	$300,639
Customer deposits	515,857
Accrued withholdings and payroll liabilities	1,352,486
Accrued workers' compensation insurance	367,630
Total current liabilities	2,536,612

ADVANCES PAYABLE - RELATED PARTIES	230,824

STOCKHOLDERS’ DEFICIT:
Common stock, no par value, 750 shares authorized,
160 shares issued and outstanding	5,810
Paid-in-capital	127,496
Retained deficit	(1,876,370)
Total stockholders’ deficit	(1,743,064)
$1,024,372

The accompanying notes are an integral part of the financial statements

Page - 45

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMTENT OF INCOME
For the Year Ended December 31, 2003

REVENUES	$20,803,937

COST OF REVENUES	14,929,924
Gross profit	5,874,013

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,142,710
Operating income	731,303

OTHER EXPENSE	(33,601)

Net income	$697,702

The accompanying notes are an integral part of the financial statements

Page - 46

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMTENT OF STOCKHOLDERS’ EQUITY
For the Year Ended December 31, 2003

	Common Stock
	Shares		Paid-In-	Retained
	Outstanding	Amount	Capital	Deficit	Total

BALANCE, December 31, 2002	160	$5,810	$127,496	($1,978,456)	($1,845,150)

Net income	-	-	-	697,702	697,702
S-corporation distributions	-	-	-	(595,616)	(595,616)

BALANCE, December 31, 2003	160	$5,810	$127,496	($1,876,370)	($1,743,064)

The accompanying notes are an integral part of the financial statements

Page - 47

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATEDCOMPANIES
COMBINED STATEMTENT OF CASH FLOWS
For the Year Ended December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$697,702
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	60,415
Change in assets - (increase) decrease:
Accounts receivable - trade	171,806
Prepaid expenses	3,056
Deposits and other assets	(31,360)
Change in liabilities - increase (decrease):
Accounts payable and other accrued liabilities	194,850
Customer deposits	515,857
Accrued withholdings and payroll liabilities	(86,197)
Accrued workers' compensation insurance	(251,484)
Net cash provided by operating activities	1,274,645

CASH FLOWS FROM INVESTING ACTIVITY:
Purchases of property and equipment	(4,802)
Net cash used in investing activity	(4,802)

CASH FLOWS FROM FINANCING ACTIVITY:
Payments on line of credit	(381,000)
Payments on drafts outstanding	(595,212)
Advances from related parties	750,098
S-corporation distributions	(595,616)
Net cash used in financing activity	(821,730)
Net increase in cash	448,113

CASH:
Beginning of year	101,506

End of year	$549,619

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$22,183
Cash paid during the year for local income taxes	$24,502

The accompanying notes are an integral part of the financial statements

Page - 48

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation - The combined financial statements of Employee Leasing Services, Inc. includes the financial statements of the following entities that are under common control: Employee Leasing Services, Inc., ELS Personnel Services, Inc., The Rockmor Group, Inc., Integrated Payroll Solutions, Inc., Foxstar, Inc., Luxor Solutions, Inc., Streamline Management, Inc., Mandalay Services, Inc., Rio Services, Inc., Imperial Human Resources, Inc., ELS Human Resources, Inc., ELS, Inc., ELS of Dayton Premier Business Solutions, LLC and ELS Personnel Services, LLC. Collectively, these entities are referred to as “the Company.” All inter-company balances and transactions have been eliminated.

Nature of Business - The Company’s primary operation is as a professional employer organization (PEO) providing a variety of personnel management services, including human resources, payroll, employer payroll taxes and benefits administration as well as health and workers’ compensation insurance programs. PEO services are provided to a diversified group of customers throughout the United States. As of December 31, 2003, the Company served approximately 200 clients located in 33 states with approximately 5,500 active client employees. Approximately 66% of revenues are derived from clients within the state of Ohio. The Company’s PEO operations are headquartered in Cincinnati, Ohio with its main processing center located in Shelby Township, Michigan.

The Company provides its PEO services by entering into a co-employment relationship with its clients, under which the Company and its clients each take responsibility for certain portions of the employer-employee relationship. The Company and its clients designate each party’s responsibilities through its client service agreements, under which the Company becomes the employer of its worksite employees for most administrative and regulatory purposes. As a co- employer of its worksite employees, the Company assumes most of the rights and obligations associated with being an employer. The Company enters into an employment agreement with each worksite employee, thereby maintaining a variety of employer rights, including the right to hire or terminate employees, the right to evaluate employee qualifications or performance and the right to establish employee compensation levels. Typically, the Company only exercises these rights in consultation with its clients or when necessary to ensure regulatory compliance. The responsibilities associated with the Company’s role as employer include the following obligations

Page - 49

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

with regard to its worksite employees: (1) to compensate its worksite employees through wages and salaries, (2) to pay the employer portion of payroll-related taxes, (3) to withhold and remit (where applicable) the employee portion of payroll-related taxes, (4) to provide employee benefit programs, and (5) to provide workers’ compensation insurance coverage.

The Company is also engaged in providing temporary staffing to customers within the state of Ohio. Revenues of the Company‘s staffing operations represented approximately 7% of combined revenues. Total assets of the staffing operations represented approximately 24% of combined total assets.

Reportable Segments - The Company operates in two reportable segments under Financial Accounting Standards Board (FASB) Statement No. 131, “Disclosure about Segments of Enterprise and Related Information.”

Revenue Recognition - The Company recognizes revenues from its PEO services when each periodic payroll is delivered to the client. Revenues are reported in accordance with the requirements of FASB Emerging Issues Task Force Issue No. 99-19, “Reporting Revenues Gross as a Principal Versus Net as an Agent.” Consistent with its revenue recognition policy, the Company’s net revenues and cost of revenues do not include the payroll cost of its worksite employees. Instead, revenues and cost of revenues are comprised of all other costs related to its worksite employees, such as payroll taxes, employee benefit plan premiums and workers’ compensation insurance. Payroll taxes consist of the employer’s portion of Social Security and Medicare taxes, federal unemployment taxes and state unemployment taxes. Revenues also include professional service fees, which are primarily computed as a percentage of client payroll or on a per check basis.

The Company recognizes revenues from its staffing services when services are performed on a weekly basis.

Workers’ Compensation Insurance - Worksite employees in the state of Ohio are part of the state sponsored workers’ compensation insurance program. Accruals for Ohio workers’ compensation expense are recorded based on actual rates provided by the state.

The Company also maintains workers’ compensation coverage for other worksite employees in states other than Ohio. Accruals for non-Ohio workers’ compensation expense are recorded based on actual rates provided under the related market policies.

Page - 50

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company regularly evaluates the financial capacity of its insurers to assess the recoverability of any potential insurance receivables.

Health Benefits - Claims incurred under health benefit plans are expensed as incurred according to the terms of the contract. Liability reserves are established for the benefit claims reported but not yet paid and claims that have been incurred but not yet reported.

Property and Equipment - Property and equipment are stated at cost. The cost of significant additions and betterments is capitalized; maintenance and repairs are charged to expense as incurred. Depreciation is provided on property and equipment using both straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

Office equipment                    5 - 7 years
Computer hardware and software        3 - 5 years
Leasehold improvements          15 - 39 years

When property and equipment are retired or otherwise disposed, the cost and related accumulated depreciation are removed and any resulting gain or loss is reflected in the statement of income for the period.

Income Taxes - The Company has elected to pass through its federal and state taxable income to its stockholders (an S-corporation election under the Internal Revenue Code). As a result, there is no provision for federal and state income taxes in the Company’s financial statements. The Company makes distributions to the stockholders for them to use in paying income taxes attributable to the Company's taxable income.

The Company is subject to certain local income taxes as certain local taxing authorities do not recognize S-corporation status as permitted by the Internal Revenue Code. In applicable situations, the Company provides for local income taxes at appropriate rates. Local income tax expense of approximately $25,000 for the year ended December 31, 2003 is included in the statement of income within selling, general and administrative expenses.

Accounts Receivable and Customer Deposits - The Company regularly extends credit to its staffing customers but does not typically extend credit to its PEO customers. In certain situations, however, credit is extended to its PEO customers on a secured basis. Accounts receivable are carried at original invoice amount less an estimate made for uncollectible

Page - 51

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

receivables. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. No allowance for doubtful accounts was recorded at December 31, 2003.

Customer deposits represent payroll transmittals received from customers that have not yet been disbursed to employees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company provides for workers’ compensation, health care insurance and unemployment taxes related to its employees. A deterioration in claims experience could result in increased costs to the Company in the future. The Company records an estimate of any existing liabilities under these programs at the balance sheet date. The Company’s future costs could also increase if there are any material changes in government regulations related to employment law or employee benefits.

Concentration of Credit Risk - The Company had cash deposits in excess of federally insured limits with a bank of approximately $1,480,000 at December 31, 2003.

Sales and Marketing Commissions and Client Referral Fees - Sales and marketing commissions and client referral fees of approximately $420,000 for the year ended December 31, 2003 were charged to operations as incurred.

2. RELATED PARTY TRANSACTIONS

Advances Payable - Related Parties - The Company both makes and receives various working capital advances with related parties owned by certain stockholders of the Company. Net advances payable to related parties was $230,824 at December 31, 2003.

Management Fees - Company personnel perform various management functions on behalf of related companies either wholly or partially owned by certain stockholders of the company.

Page - 52

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

2.	RELATED PARTY TRANSACTIONS (Continued)
Certain administrative costs are allocated to related parties under common management at the discretion of management. The Company was allocated approximately $20,000 of administrative costs to related parties for the year ended December 31, 2003.

Related Party Lease - The Company entered into a lease with W.H. 2, LLC (WH2), a limited liability company owned by stockholders of the Company that will commence during August 2004. The lease requires monthly payments of $4,100 through July 2009. Future minimum annual rentals under this operating lease are included in Note 4.

Other Related Party Revenues - The Company recognized revenues of approximately $133,000 for the year ended December 31, 2003 for PEO services performed on behalf of a related limited liability company owned by certain stockholders of the Company.

3.	LINE OF CREDIT
The Company has a revolving line of credit with a bank that provides for maximum borrowings up to $400,000 and expires on September 1, 2005. Borrowings under this line of credit accrues interest at the bank's prime rate (4.00% at December 31, 2003) plus 1.00%. Interest payments are due monthly. Interest expense was $25,439 for the year ended December 31, 2003. No borrowings were outstanding under this line of credit at December 31, 2003. The line of credit is secured by substantially all of the Company's assets and is guaranteed by two of the Company’s stockholders.

4. OPERATING LEASES

The Company leases a building in Michigan under an operating lease that requires payments of $4,885 a month through May 2006. The Company has an option to renew the lease for an additional three years. The Company leases a building in downtown Cincinnati that requires payments of $7,300 a month through August 2005. The Company also leases various office and computer equipment under operating leases that require quarterly payments between $3,641 and $4,988 through March 2007.

Page - 53

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

4. OPERATING LEASES (Continued)

Future minimum annual rentals under all operating lease agreements are as follows:

Year Ended December 31,	Total	Related Party	Other
2004	$261,903	$20,500	$241,403
2005	274,290	49,200	225,090
2006	108,142	49,200	$58,942
2007	57,829	49,200	8,629
2008	49,200	49,200
2009	28,700	28,700
	$780,064	$246,000	$534,064

Total rent expense for all operating leases was approximately $244,000 for the year ended December 31, 2003.

5.	EMPLOYEE BENEFIT PLAN
The Company and many of its clients’ employees participate in a multi-employer 401(k) retirement savings plan covering substantially all employees who have completed one year of service and are at least 21 years of age. Participants may defer up to 50% of their annual base compensation up to the limits prescribed by the Internal Revenue Code (IRC).

The Company and its clients are required to match employee contributions at the rate of $1.00 for every $1.00 contributed by the employee, up to a maximum of 3% and $.50 for every $1.00 contributed for the next 2% of the employee’s base compensation in accordance with the IRC safe harbor rules. The Company and its clients may also make discretionary matching and profit sharing contributions to the plan.

Total Company contributions and plan expenses paid by the Company were approximately $16,000 for the year ended December 31, 2003.

6.	MAJOR CUSTOMER
The Company had a client who accounted for approximately 12% of gross revenues for the year ended December 31, 2003.

Page - 54

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Year Ended December 31, 2003

7.	MAJOR VENDOR
Workers’ compensation paid to the State of Ohio Bureau of Workers’ Compensation constitutes approximately 66% of workers’ compensation insurance cost of revenues. This is considered a major vendor relationship. Because the State of Ohio is a monopolistic state with regard to workers’ compensation insurance, there are no alternative sources for workers’ compensation insurance within the state. The Company believes that, by nature of rules afforded PEOs within the state, the risk from this relationship is primarily related to rates. The standard client agreement provides that the Company may, at its discretion, adjust the amount billed to clients to reflect changes in the Company’s direct costs. Also, the Company maintains the ability to remove clients from their policy and, due to having PEO status, the removal of the client from the policy will remove that client’s claims history from the Company policy. Any such rate changes or removals require a 30 day notice to the client. Regardless of the Company’s assertion, there is no assurance that the Company will be able to successfully pass through rate increases or successfully manage claims in the future.

8.	COMMITMENTS AND CONTINGENCIES
The Company is a defendant in various lawsuits and claims arising in the normal course of business. Management believes it has valid defenses in these cases and is defending them vigorously. While the results of litigation cannot be predicted with certainty, management believes the final outcome of such litigation will not have a material adverse effect on the Company’s financial position or results of operations.

9.	SUBSEQUENT EVENT
On October 1, 2006, the Company entered into a merger agreement with Resolve Staffing, Inc., a national provider of human resource services, including the recruiting, training, and placement of temporary, temporary-to-hire, or direct hire staffing. The majority stockholder of the Company is the chief executive officer and director of Resolve Staffing, Inc.

Page - 55

SUPPLEMENTARY INFORMATION
Rippee & Kingston CO PCS
Certified Public Accountants & Consultants
Rookwood Building
1007 Celestial Street
Cincinnati, Ohio 45202-1696
(513) 241-1375
Fax: (513) 241-7843
 To the Stockholders
Employee Leasing Services, Inc.
and Affiliated Companies

Independent Auditors' Report
on Supplementary Information

Our report on our audit of the basic financial statements of Employee Leasing Services, Inc. and Affiliated Companies for 2003 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. As disclosed in Note 1 to the financial statements, the Company prepares its combined statement of income using revenues and cost of revenues net of employee payroll costs. The accompanying combined statement of income was prepared for purposes of additional analysis using gross revenues and gross cost of revenues, which is not in accordance with accounting principles generally accepted in the United States of America and is not a required part of the basic financial statements. The adjustments made in preparing the supplementary information was not subjected to the audit procedures as part of the audit of the basic financial statements and, accordingly, we express no opinion on the additional financial statement. The accompanying additional financial statement is not intended to present the Company’s results of operations.

/s/ Rippe & Kingston CO PCS

October 20, 2006

Page - 56

Schedule 1

EMPLOYEE LEASING SERVICES, INC.
AND AFFILIATED COMPANIES
COMBINED STATEMENT OF INCOME
(Non-GAAP Using gross Revenues)
For the Year Ended December 31, 2003

REVENUES	$98,106,218

COST OF REVENUES	92,232,205
Gross profit	5,874,013

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,142,710
Operating income	731,303

OTHER EXPENSE	(33,601)

Net income	$697,702

See Independent Auditors Report

Page - 57

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements as required by this Item 9.01 are as follows.

The interim financial statements for the nine months ended September 30, 2006 are presented in accordance with accounting principles generally accepted in the United States of America (GAAP), which requires that the financial results of acquired entities are included in the consolidated financial statements from the date of acquisition. As a result, the consolidated statement of operations do not include the activity of the acquired companies, including the acquisition of Star Personnel (and Direct Staffing) during Q2 of 2006 and the acquisition of Resolve by ELS, Inc. on October 1, 2006, which has been recorded as a reverse acquisition, for the period from January 1, of each period to the respective dates of acquisition.

Presented below is the unaudited pro forma condensed combined consolidated balance sheet at September 30, 2006.

	Resolve Staffing, Inc.	ELS, Inc.	ELS Consolidation		Total
Current Assets:
Cash	$-	$-	$-		$-
Accounts receivable, net of allowance	16,191,543	469,486			16,661,029
Notes receivable	-	6,689,139	(6,689,139)	a)	-
Prepaid and other assets	306,767	182,436	-		489,203
Total current assets	16,498,310	7,341,061	(6,689,139)	a)	17,150,232

Property and Equipment:
Property and equipment	1,225,751	984,232	-		2,209,983
	(429,338)	(527,721)	-		(957,059)
	796,413	456,511	-		1,252,924
Other assets:
Other assets	-	389,996	-		389,996
Goodwill	10,059,829	545,079	1,070,137	a)	30,774,133
			(1,051,235)	b)
			389,996	c)
			2,447,246	a)
			16,663,857	a)
			486,411	c)
			8,360	c)
			154,453	a)
Non competes, net of accumulated amortization	613,546	-	-		613,546
Total other assets	10,673,375	935,075	20,169,225		31,777,675

Total assets	$27,968,098	$8,732,647	$13,480,086		$50,180,831

Page - 58

	Resolve Staffing, Inc.	ELS, Inc.	ELS Consolidation		Total
Current Liabilities
Bank overdraft	$1,285,746	$1,888,032	$-		$3,173,778
Accounts payable and accrued liabilities	4,718,945	3,491,751	-		8,210,696
Accrued salaries and payroll taxes	2,394,169	2,221,766	-		4,615,935
Notes payable and lines of credit	10,810,205	1,150,000	-		11,960,205
Notes payable - related party	91,500	-	-		91,500
Total current	19,300,565	8,751,549	-		28,052,114

Long term liabilities
Notes payable	568,304	-	-		568,304
Notes payable - related parties	6,689,139	-	389,996	c)	16,048,624
			16,663,857	a)
			(6,689,139)	a)
			486,411	c)
			8,360	c)
			(1,500,000)	d)
Unrealized gain on sale	-	1,051,235	(1,051,235)		-
Total long term debt	7,257,443	1,051,235	8,308,250		16,616,928

Total liabilities	26,558,008	9,802,784	8,308,250		44,669,042

Stockholders’ Equity (Deficit)
Common stock	1,585	5,810	(5,810)	a)	1,834
			140	a)
			100	d)
			9	a)
Paid-in capital	2,307,161	192,496	(192,496)	a)	6,408,611
			2,447,106	a)
			1,499,900	d)
			154,444	a)
Accumulated (deficit)	(898,656)	(1,268,443)	1,268,443	a)	(898,656)
Total stockholders’ equity/(deficit)	1,410,090	(1,070,137)	5,171,836		5,511,789

Total Liabilities and Stockholders’ Equity (deficit)	$27,968,098	$8,732,647	$13,480,086		$50,180,831

See accompanying notes to the unaudited pro forma condensed combined consolidated financial statements

Page - 59

Presented below is the unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2006 as if the acquisition of Star Personnel, and ELS, Inc. had been completed January 1, 2006.

	Resolve Actual	Star Personnel, Inc.	ELS, Inc.	Adjustment	Pro-forma September 30, 2006
Service Revenues	$88,778,862	$6,665,403	$38,199,540		$133,643,805

Cost of Services	75,718,957	4,614,832	32,426,391		112,760,180

Gross Margin	13,059,905	2,050,571	5,773,149		20,883,625

Operating Expenses	11,962,626	2,073,399	5,595,527		19,631,552

Profit (Loss) From Operations	1,097,279	(22,828)	177,622		1,252,073

Other Income (Expense):
Interest expense	(596,718)	(93)	-		(596,811)
Net other expenses	(596,718)	(93)	-		(596,811)
Income tax expense	-	-	-	(262,100)	(262,100)
Net (Loss) Income	$500,561	($22,921)	$177,622	($262,100)	$393,162

Pro-forma earnings per share information for the nine months ended September 30, 2006:
Basic weighted average shares outstanding:				19,158,613
Pro forma basic net income per common share:				$0.02
Pro forma fully diluted weighted average shares outstanding:				19,672,661
Pro forma fully diluted net income per common share:				$0.02

Page - 60

Presented below is the unaudited pro forma condensed combined consolidated statement of operations, using non-GAAP results with gross PEO revenue, for the nine months ended September 30, 2006 as if the acquisition of Star Personnel, and ELS, Inc. had been completed January 1, 2006.

			NON-GAAP	Adjustment	NON-GAAP
	Resolve Actual	Star Personnel, Inc.	ELS, Inc.		Pro-forma September 30, 2006
Service Revenues	$88,778,862	$6,665,403	$218,411,872		$313,856,137

Cost of Services	75,718,957	4,614,832	212,638,723		292,972,512

Gross Margin	13,059,905	2,050,571	5,773,149		20,883,625

Operating Expenses	11,962,626	2,073,399	5,595,527		19,631,552

Profit (Loss) From Operations	1,097,279	(22,828)	177,622		1,252,073

Other Income (Expense):
Interest expense	(596,718)	(93)	-		(596,811)
Net other expenses	(596,718)	(93)	-		(596,811)
Income tax expense				(262,100)	(262,100)
Net (Loss) Income	$500,561	($22,921)	$177,622	($262,100)	$393,162

Pro-forma earnings per share information for the nine months ended September 30, 2006:
Basic weighted average shares outstanding:				19,158,613
Pro forma basic net income per common share:				$0.02
Pro forma fully diluted weighted average shares outstanding:				19,672,661
Pro forma fully diluted net income per common share:				$0.02

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Presented below is the unaudited pro forma condensed combined consolidated statement of operations, using GAAP results, for the year ended December 31, 2005 as if the acquisition of ELS, Inc. had been completed January 1, 2005.

	ELS, Inc.	Resolve Staffing, Inc.	Adjustment	Total
Revenues	$39,035,112	$31,138,212		$70,173,324

Cost of Revenues	29,003,164	25,356,038		54,359,202

Gross Profit	10,031,948	5,782,174		15,814,122

Selling General & Administrative	5,428,209	6,004,356		11,432,565

Operating Income	4,603,739	(222,182)		4,381,557

Other Expense	(60,461)	(266,140)		(326,601)
Income tax expense	-	-	(1,622,000)	(1,622,000)
Net Income (Loss)	$4,543,278	($488,322)	($1,622,000)	$2,432,956

Pro-forma earnings per share information for the year ended December 31, 2005:
Pro forma basic weighted average shares outstanding:			16,027,523
Pro forma basic net income per common share:			$0.15
Pro forma fully diluted weighted average shares outstanding:			16,878,843
Pro forma fully diluted net income per common share:			$0.14

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Presented below is the unaudited pro forma condensed combined consolidated statement of operations, using non-GAAP results with gross PEO revenue, for the year ended December 31, 2005 as if the acquisition of ELS, Inc. had been completed January 1, 2005.

	NON-GAAP			NON-GAAP
	ELS, Inc.	Resolve Staffing, Inc.	Adjustment	Total
Revenues	$207,376,144	$31,138,212		$238,514,356

Cost of Revenues	197,344,196	25,356,038		222,700,234

Gross Profit	10,031,948	5,782,174		15,814,122

Selling General & Administrative	5,428,209	6,004,356		11,432,565

Operating Income	4,603,739	(222,182)		4,381,557

Other Expense	(60,461)	(266,140)		(326,601)
Income tax expense	-	-	(1,622,000)	(1,622,000)
Net Income	$4,543,278	($488,322)	($1,622,000)	$2,432,956

Pro-forma earnings per share information for the year ended December 31, 2005:
Pro forma basic weighted average shares outstanding:			16,027,523
Pro forma basic net income per common share:			$0.15
Pro forma fully diluted weighted average shares outstanding:			16,878,843
Pro forma fully diluted net income per common share:			$0.14

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NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

a)
Reflects the acquisition of ELS, Inc. which will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations. Accordingly, the purchase price will be allocated to the assets acquired and liabilities assumed based upon their respective estimated fair values. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the unaudited pro forma condensed combined consolidated balance sheet based on our preliminary assessment. The final allocation of the purchase price may result in differences from the pro forma amounts included herein. Also reflects the reclassification of the note receivable from Resolve Staffing which is included in the purchase price of approximately $16.6 million in the form of Notes payable to the former shareholders of ELS, Inc. and the issuance of 1,398,426 shares of common stock for the purchase of ELS, Inc. In addition, 88,259 shares are being held in escrow pending the approval by the state of Florida for the purchase of ELS Florida.

b)
Reflects the elimination of the unrealized gain recorded by ELS, Inc. on the sale of ELS to Resolve Staffing, Inc. during 2005 which remained on the balance sheet of ELS, Inc. as of September 30, 2006.

c)
Reflects the adjustment to the purchase price for the investment in the common stock of the workers’ compensation provider due to the former shareholders of ELS, Inc., the adjustment for the excess workers’ compensation policy paid which is due to the former shareholders of ELS, Inc., and the adjustment for the payment of deposits recorded by ELS, Inc. as of September 30, 2006.

d)	Reflects the sale of 1.0 million shares of Resolve Staffing, Inc. common stock and the repayment of related party notes payable to the former shareholders of ELS, Inc.
e)	Reflects estimated income taxes

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(c) Exhibits.

Exhibit Number	Description
2.1	Merger Agreement 1, filed on Form 8-K on October 10, 2006*
2.2	Merger Agreement 2, filed on Form 8-K on October 10, 2006*
10.1	Promissory Note - Heineman, filed on Form 8-K on October 10, 2006*
10.2	Promissory Note - Walton, filed on Form 8-K on October 10, 2006 *
10.3	Stock Purchase Agreement, filed on Form 8-K on October 10, 2006*
10.4 10.5 10.6 10.7 10.8 10.9 10.10 10.11 10.12 10.13 10.14
Warrant Agreement, filed on Form 8-K on October 10, 2006*
Merger Agreement - ELS Employer Services, Inc.
Merger Agreement - Mandalay Services, Inc.
Merger Agreement - Diversified Support Systems, LLC
Merger Agreement - ELS Administrative Services, LLC
Stock Purchase Agreement - Horne and Roux
Stock Purchase Agreement - Walton
Shareholder Agreement dated October 1, 2006 among the Registrant and shareholders
Guaranty Agreement dated October 1, 2006 by the Registrant
Security Agreement dated October 1, 2006 between the Registrant and subsidiaries
Pledge Agreement dated October 1, 2006 between the Registrant and ELS-HRS

99.1	Press Release, filed on Form 8-K on October 10, 2006*
* Exhibit origanally filed with the Registrant's Form 8-K Current Report filed October 10, 2006

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resolve Staffing, Inc.

Dated: August 9, 2007

By: /s/ Ron Heineman
Ron Heineman, CEO

 By:/s/ Ron Heineman
Ron Heineman, CFO